UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 11, 2017

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
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RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (LR.S. Employer Identification No.)
8905 Towne Centre Drive, Suite 108 San Diego, California	(858) 677-0900 (Registrants’ Telephone Number, Including Area Code)	92122 (Zip Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

[_]    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01 Other Events.
On October 11, 2017, Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of Retail Opportunity Investments Corp. (the “Company”), acting through wholly owned subsidiaries, acquired Fullerton Crossroads, located in Fullerton, California and Riverstone Marketplace located in Vancouver, Washington (together, the “Properties”), for an adjusted purchase price of approximately $91.4 million which was paid through a combination of the issuance of 2,405,430 units of limited partnership interest in the Operating Partnership (the “OP units”) with a fair value of approximately $46.0 million, the assumption of approximately $44.5 million of loans on the Properties and cash on hand. Fullerton Crossroads is approximately 222,000 square feet and is anchored by Kroger (Ralph’s) Supermarket. Riverstone Marketplace is approximately 108,000 square feet and is anchored by Kroger (QFC) Supermarket.

Item 9.01 Financial Statements and Exhibits.

(a)	Combined Financial Statement of Businesses Acquired.

Fullerton Crossroads and Riverstone Marketplace

•	Independent Auditors’ Report

•	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and the nine months ended September 30, 2017 (Unaudited)

•	Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and the nine months ended September 30, 2017 (Unaudited)

(b) Pro Forma Financial Statements for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Balance Sheet as of September 30, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c) Pro Forma Financial Statements for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Balance Sheet as of September 30, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Combined financial statement and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.
Dated: December 5, 2017

By:	/s/ Michael B. Haines Name: Michael B. Haines Title: Chief Financial Officer
RETAIL OPPORTUNITY INVESTMENTS
PARTNERSHIP, LP

By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

By:	/s/ Michael B. Haines Name: Michael B. Haines Title: Chief Financial Officer